                                                                   Exhibit 10.82

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT is entered into by IMPACT MEDIA, INC., a Nevada corporation (the "Employer") and a wholly-owned subsidiary of the Netgateway, Inc., a Delaware corporation (the "Company"), and BENJAMIN ROBERTS (the "Employee"), and is dated effective as of the Effective Time (as defined in that certain Agreement and Plan of Merger among the Employer, the Company and Galaxy Acquisition Corp., a Delaware corporation ("GAC") dated March 10, 2000 (the "Merger Agreement")) of the merger of GAC with and into the Employer (the "Merger").

         Employer desires to retain the Employee to supply services to the Employer, and the Employee desires to provide the services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

         In consideration of (i) the Employee's agreement to supply the services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

         1.       SERVICES; TERM.

         (a) The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as Executive Vice President of the Employer, and the Employee will use his best efforts to perform services for the Employer in accordance with directions given to Employee from time to time by the Chief Executive Officer or the Board of Directors of the Employer (the "Board").

         (b) The Employee shall participate in the operation of the business of the Employer (the "Business"), and assume and perform all duties and responsibilities consistent with his title and position (the "Services") as from time to time requested by the Employer.

         (c) The Employee shall be employed for the period commencing on the effective date of this Agreement (the "Effective Date") and ending on the second anniversary of the Effective Date, unless sooner terminated pursuant to the provisions of this Agreement (such period being referred to as the "Employment Period"). If the Merger is not consummated pursuant to the Merger Agreement, this Agreement shall be of no force and effect.

         2. PERFORMANCE BY EMPLOYEE. During the Employment Period, the Employee shall devote all of his business time, attention, knowledge and skills to, and use his best efforts to perform, the Services and shall promote the interests of the Employer in carrying out the Services. Other than the restrictions contained in Sections 5 and 6 of this Agreement, nothing herein shall be deemed to preclude the Employee from continuing to serve on the board of directors of any business corporation or any charitable organization on which he now serves or, subject to the prior approval of the Board, from accepting appointment to additional boards of directors, provided that such activities do not materially interfere with the performance of Employee's duties hereunder.

         3. COMPENSATION AND BENEFITS. During the Employment Period:

         (a) BASE COMPENSATION. As compensation for the Services, the Employer shall pay Employee an annual base salary at the rate of $94,100 per year or such higher amount as the Employer's Compensation Committee (the "Committee") may from time to time determine (the "Base Salary"), payable in accordance with the Employer's payroll practices. The Base Salary shall be increased (but not decreased, unless a change in job duties substantiates a decrease in salary and such decrease is approved by the Employee's manager or direct superior) for cost of living adjustments, and subject to discretionary increase (or decrease, if a change in job duties substantiates a decrease in salary), as determined by an annual review by the Committee on or prior to each anniversary of the Effective Date.

         (b) CASH BONUSES. In the event that Employee shall be Employed by the Employer on September 1, 2000, Employee shall be entitled to a one-time cash bonus of $14,115. In addition, for each calendar year during the Employment Period, at the discretion of the Chief Executive Officer, Employee shall be entitled to participate in any annual bonus plan of the Employer and to receive an annual performance bonus from the Employer in accordance with the terms thereof.

         (c) STOCK OPTIONS. The Employee has been or will be granted options pursuant to the Company's 1999 Stock Option Plan for Non-Executives (the "Options") to purchase up to 11,000 shares of the common stock, par value $.001 per share, of the Company, on terms and conditions to be embodied in a separate agreement between the Employer and the Employee to be entered into as of the date of the closing of the merger between the Company and Employer, substantially in the form annexed hereto as Exhibit A (the "Option Agreement").

         (d) BENEFIT PLANS. The Employee shall be entitled to receive benefits from the Employer consistent with those in effect for the Employer's employees, as those benefits are revised from time to time by the Board of Directors of the Employer. Except as specifically provided in this Section 3, nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits.

         (e) VACATIONS AND HOLIDAYS. The Employee shall be entitled to vacation and paid holidays in accordance with the Employer's policy.

         4. TERMINATION.

         (a) DEATH OR DISABILITY. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 180 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, in case the Employer and the Employee cannot agree upon a physician within 15 days, then by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

         (b) CAUSE. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of, or plea of guilty or NOLO CONTENDERE to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, knowing bad faith or willful misconduct, or a violation of Company or Employer policy in the performance of the Services to the material detriment of the Company or Employer, or (iv) the Employee's other material breach of his obligations under this Agreement, which is not corrected within a reasonable period of time (determined in light of the cure appropriate to such material breach, but in no event less than 15 business days) after written notice.

         (c) WITHOUT CAUSE. The Employer, at its option, may terminate the Employment Period without Cause at any time or the Employee may in any time elect to terminate this Agreement, in each case upon 30 days advance written notice.

         (d) TERMINATION BY EMPLOYEE FOR GOOD REASON. The Employee may terminate this Agreement upon 60 days prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement; (ii) a substantial diminution in benefits provided under this Agreement (which shall not include any decrease in salary approved in accordance with Section 3(a) hereof); or (iii) the Employer's material breach of its obligations under this Agreement.

         (e) WITHOUT GOOD REASON. The Employee, at his option, may terminate the Employment Period without Good Reason at any time upon 30 days advance written notice.

         (f) PAYMENTS IN THE EVENT OF TERMINATION. Upon the termination of the Employment Period by reason of death or disability, by the Employee without Good Reason, or by the Employer for Cause, the Employer shall pay to the Employee, or his estate, as the case may be, the Base Salary and Performance Bonus earned to the date of death or termination for disability or Cause, or date of termination by the Employee, as the case may be. In addition, all vested and unexercised Options shall remain exercisable by the Employee for a period of 365 days. Upon the termination of the Employment Period by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee
(A) the Base Salary and Performance Bonus earned to the date of such termination, and (B) an additional amount in a lump sum in cash equal to the lesser of (x) the Base Salary at the time of termination for a period of six months; or (y) the Base Salary at the time of termination for a period beginning on the date of such termination and ending on the date that the Employment Period would have ended pursuant to this Agreement had there been no termination of Employee's employment. In addition, all vested and unexercised Options shall become and remain exercisable by the Employee until the expiration date of the Options pursuant to the Option Agreement.

         (f) TERMINATION OF OBLIGATIONS. In the event of termination of the Employment Period in accordance with this Section 4, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Sections 4(f) of this Agreement; PROVIDED, HOWEVER, that notwithstanding anything to the contrary in this Agreement, the provisions of Section 5 and Section 6 shall survive such termination in accordance with their respective terms, and the relevant provisions of Section 7 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 4, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

         5. CONFIDENTIALITY; NON-DISCLOSURE.

         (a) Except as provided in this Section 5(a), the Employee shall not disclose any confidential or proprietary information of the Company and the Employer or of their affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Company, the Employer, their subsidiaries, officers or Employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Company or the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Company and the Employer. As used in this Section 5(a), the term "confidential or proprietary information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchases, potential business combinations, services procedures, pricing information and private processes as they may exist from time to time; PROVIDED that the term "confidential or proprietary information" shall not include information that is or become generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

         (b) If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any confidential or proprietary information, the Employee shall provide the Company and the Employer with prompt notice of any such request or requirement so that the Company or the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of Section 5(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Company or the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the confidential or proprietary information. If, failing the entry of a protective order or the receipt of a waiver hereunder, he is, in the opinion of his counsel, compelled by law to disclose a portion of the confidential or proprietary information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the confidential or proprietary information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such confidential or proprietary information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Company and the Employer will provide for the defense of matters arising under this provision.

         6. NON-SOLICITATION. The Employee agrees that he shall not, during and for the period commencing on the Effective Date and ending on the date that is one year after the termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, partner, agent or principal of another business firm, induce any Employee of the Company, the Employer or any of their affiliates or subsidiaries to terminate such person's employment with the Company, the Employer or such affiliate or subsidiary or hire any Employee of the Company, the Employer or any of their affiliates to work with any business affiliated with the Employee, provided, that the provisions of this Section 6 shall not apply in the event that the Company or the Employer materially breaches its obligations under this Agreement.

         7. GENERAL PROVISIONS

         (a) ENFORCEABILITY. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary right, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 6 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

         (b) REMEDIES. The parties acknowledge that the Company's and the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 5 or Section 6, and agree in the event of such breach that the Company or the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Company or the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of Section 5 or Section 6 of this Agreement.

         (c) WITHHOLDING. The Employer shall withhold such amounts from any compensation or other benefits referred to herein as payable to the Employee on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

         (d) ASSIGNMENT; BENEFIT. This Agreement is personal in its nature and the parties hereto shall not, without the written consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; PROVIDED that the provisions hereof shall inure to the benefit of, and be binding upon, each successor of the Company and the Employer, whether by merger, consolidation, transfer of all or substantially all of its assets, or otherwise.

         (e) INDEMNITY. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including reasonable attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Company or the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Company and the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement, (ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer and (iii) be subject to any limitations imposed from time to time under applicable law.

         (f) NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                  If to the Employer:

                           Galaxy Enterprises, Inc.
                           754 E. Technology Avenue
                           Orem, Utah 84097
                           Attention:  General Counsel
                           Facsimile:  801-228-9762

                  With copies to:

                           Netgateway, Inc.
                           300 Oceangate
                           Long Beach, CA 90802
                           Attention:  General Counsel
                           Facsimile:  562-308-0021

                           Nida & Maloney LLP
                           800 Anacapa Street
                           Santa Barbara, CA  93101
                           Attention:  C. Thomas Hopkins, Esq.
                           Facsimile:  805-568-1955

                  If to the Employee:

                           Benjamin Roberts
                           c/o Galaxy Enterprises, Inc.
                           754 E. Technology Avenue
                           Orem, Utah 84097
                           Facsimile:  801-228-9762

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

         (g) DISPUTE RESOLUTION; ATTORNEYS' FEES. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before a private judge to be determined by mutually agreeable means. In such event, the Employer and the Employee shall have the right to full discovery. The Employee shall have the right, in addition to any other relief granted by such arbitrator, to attorneys' fees in the event that a claim brought by the Employee is decided in the Employee's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employee). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

         (h) ACKNOWLEDGMENT. Employee acknowledges that he has been advised by Employer to seek the advice of independent counsel prior to reaching agreement with Employer or any of the terms of this Agreement.

         (i) AMENDMENTS AND WAIVERS. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         (j) DESCRIPTIVE HEADINGS; CERTAIN INTERPRETATIONS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         (k) COUNTERPARTS; ENTIRE AGREEMENT. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersede all prior agreements or understandings among the parties with respect to the Employee's employment by the Employer.

         (l) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

         (m) CONSENT TO JURISDICTION. EACH OF THE COMPANY, THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT LOCATED IN LOS ANGELES COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURT. EACH OF THE COMPANY, THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE

MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                            [Signature page follows.]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                                       IMI, INC.


                                       By:  /s/ Robert Green
                                           --------------------------------
                                            Robert Green,
                                            President



                                        /s/ Benjamin Roberts
                                       ------------------------------------
                                       Benjamin Roberts

                                                                     EXHIBIT A

                                NETGATEWAY, INC.
                             STOCK OPTION AGREEMENT
                                 PURSUANT TO THE
                    1999 STOCK OPTION PLAN FOR NON-EXECUTIVES

                          GRANT OF COMPENSATION OPTION


Grantee: BENJAMIN ROBERTS

Date of Grant:    ____________________


         Stock Option Agreement (the "Agreement"), dated as of the date of grant first set forth above, between Netgateway, Inc., a Delaware corporation (the "Company"), and Benjamin Roberts (the "Optionee").

         The Compensation Committee established by the Board of Directors of the Company has adopted the Company's 1999 Stock Option Plan for Non-Executives (the "Plan") for the purpose of attracting and retaining employees (including officers), consultants and persons willing to serve as directors of the Company, or any Subsidiary or Affiliate.

         The Optionee is an employee, consultant or director of the Company, or a Subsidiary or Affiliate.

         Capitalized terms used herein that are not otherwise defined have the same meanings as set forth in the Plan.

         In consideration of the premises and the mutual agreements set forth below, the parties hereto agree as follows:

1. GRANT OF OPTION; EXERCISE PRICE. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee as of the date hereof (the "Grant Date), subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase (the "Option") from the Company all or any part of an aggregate of 11,000 shares (the "Shares") of the common stock, par value $.01 per share, of the Company (the "Common Stock") at a purchase price of $______ per Share (the "Exercise Price"), such Option to be exercisable as hereinafter provided.

2. TYPE OF OPTION. The Option is a non-qualified stock option and is not eligible to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3. EXPIRATION DATE. The Option shall expire on the tenth anniversary of the Grant Date (the "Expiration Date"), unless earlier terminated in accordance with Paragraph 7.

4. NONTRANSFERABILITY. The Option and any other rights granted hereunder shall not be transferable or assignable by the Optionee (whether by operation of law or otherwise) except by will or the laws of descent and distribution or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of the Optionee only by the Optionee or his guardian or legal representative, nor shall the Option or any other rights granted hereunder be subject to execution, attachment or similar process. Upon any attempt to transfer, pledge, assign or otherwise dispose of the Option or of such rights contrary to the provisions hereof or of the Plan, or upon any levy of attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of the Company, become null and void.

5. EXERCISE OF OPTION. (a) Subject to the other terms of this Agreement and the Plan regarding the exercisability of the Option, the Option may be exercised in accordance with the following schedule:

 ------------------------------------- -----------------------------------
             ANNIVERSARY                         PERCENTAGE OF
         FOLLOWING GRANT DATE             ORIGINAL OPTION EXERCISABLE
 ------------------------------------- -----------------------------------

 ------------------------------------- -----------------------------------
                 One                                 34.0%
 ------------------------------------- -----------------------------------
                 Two                                 33.0%
 ------------------------------------- -----------------------------------
                Three                                33.0%
 ------------------------------------- -----------------------------------

Shares issued upon a partial exercise of an Option shall be deducted from the number of Shares issuable upon any subsequent exercise of the Option. The Option shall be void and of no effect after the Expiration Date unless earlier cancelled pursuant to Paragraph 7 hereof.

         (b) The Option may be exercised at any time, or from time to time, to the extent of any or all full Shares as to which the Option has become exercisable, by giving written notice of such exercised (the "Notice of Exercise") to the Company's Secretary and paying an amount equal to the Exercise Price multiplied by the number of Shares being purchased pursuant to the Option (the "Total Exercise Price") (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, (ii) through the delivery to the Company of shares of Common Stock already owned by the Optionee with any aggregate Fair Market Value on the date of exercise equal to the Total Exercise Price, (iii) by having Shares with an aggregate Fair Market Value on the date of exercise equal to the Total Exercise Price sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. Section 220 or any successor thereof, or (iv) by any combination of the above methods of payment. Further, the Optionee may not purchase fewer than 100 Shares at any one time unless the number purchased at such time is the total number of Shares then exercisable. "Fair Market Value" as of a particular date shall mean the last sale price of the Common Stock as reported on a national securities exchange or on the Nasdaq SmallCap or National Market System or, if a last sale reporting quotation is not available for the Common Stock, the average of the bid and asked prices of the Common Stock as reported by The Nasdaq Stock Market, Inc. or on Nasdaq's OTC Bulletin Board Service, or if not so reported, as listed in the National Quotation Bureau, Inc.'s "Pink Sheets." If such quotations are unavailable, or with respect to other appropriate security, property, assets, business or entity, "Fair Market Value" shall mean the fair market value of such item as determined by the Board of Directors of the Company.

6. TAXES. The Company or any Subsidiary or Affiliate is authorized to withhold from any payment relating to the Option (including from a distribution of Shares) or any other payment to the Optionee, amounts of withholding and other taxes due in connection with any transaction involving the Option, and to take such other action as the Committee may deem advisable to enable the Company or such Subsidiary or Affiliate and the Optionee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to the Option. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of the Optionee's tax obligations.

7. TERMINATION OF EMPLOYMENT, ETC. (a) Upon the occurrence of Grantee's ceasing for any reason to be employed by the Company (such occurrence being a "termination of the Grantee's employment"), the Option (i) to the extent not previously vested, shall terminate and become null and void immediately upon such termination of the Grantee's employment, and (ii) to the extent already vested, shall be exercisable for a period of up to sixty (60) days following the termination of Grantee's employment. As determined by the Committee, upon a termination of the Grantee's employment by reason of disability or death, the Option may be exercised, but only to the extent that the Option was outstanding and exercisable on such date of disability or death, up to a one-year period following the date of such termination of the Grantee's employment.

         (b) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative, but only to the extent that the Option would otherwise have been exercisable by the Grantee.

         (c) A transfer of the Grantee's employment between the Company and any subsidiary of the Company shall not be deemed to be a termination of the Grantee's employment.

8. ADJUSTMENTS. In the event that the Committee shall determine, in its sole discretion, that any dividend or other distribution (whether in the form of cash, shares of Common Stock, or other property), recapitalization, stock split, reverse split, any reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, license arrangement, strategic alliance or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Optionee under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Options, (ii) the number and kind of Shares issued or issuable in respect of outstanding Options, and (iii) the Exercise Price relating to any Option.

9. NO RIGHTS AS STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

10. NO RIGHTS TO CONTINUED EMPLOYMENT. Nothing in the Plan or in the Option or this Agreement shall confer upon the Optionee the right to continue in Service or be entitled to any remuneration or benefits not set forth in the Plan or this Agreement or to interfere with or limit in any way the right of the Company or any Subsidiary or Affiliate to terminate the Optionee's Service.

11. COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Plan, the granting and exercising of Options thereunder, the delivery of Shares upon the exercise of the Option and the other obligations of the Company under the Plan and this Agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under the Option until completion of such stock exchange listing or registration or qualification of such Shares or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require the Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations.

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

12. CHANGE IN CONTROL PROVISIONS. In the event of a Change in Control (as defined in the Plan), the Option shall become fully vested and exercisable, whether or not theretofore vested and exercisable.

13. OPTIONEE BOUND BY PLAN. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

14. NOTICES. All notices or any other communications hereunder shall be in writing and delivered personally or by registered or certified mail or overnight courier, addressed, if to the Company, to Netgateway, Inc., 300 Oceangate, Long Beach, California 90802; Attention: General Counsel, and if to the Optionee, at the address set forth on the signature page hereof, subject to the right of either party to designate at any time hereafter in writing some other address.

15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to the conflict of laws principles thereof.

16. NO ASSIGNMENT. Neither this Agreement nor any of the rights or obligations of the Optionee hereunder may be transferred or assigned by the Optionee except as set forth in paragraph 4 hereof.

17. BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties hereto. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any other party.

18. SEVERABILITY. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

19. AMENDMENTS. No modification, amendment or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the parties hereto.

20. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

21. SHAREHOLDER APPROVAL. Optionee acknowledges that, as of the date hereof, the Plan and the Option granted herein are subject to the approval of the Company's shareholders, in accordance with applicable provisions of law.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a Vice President, and Optionee has executed this Agreement, both as of the day and year first above written.

                                          NETGATEWAY, INC.


                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:
 /s/ Benjamin Roberts
-----------------------------
Benjamin Roberts

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